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                                                                    EXHIBIT 10.1


                         REGISTRATION RIGHTS AGREEMENT

       THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of February 14, 1997, by and among Heftel Broadcasting Corporation, a Delaware corporation (the "Company"), McHenry T. Tichenor, Sr., McHenry T. Tichenor, Jr., Warren W. Tichenor, William E. Tichenor, Jean T. Russell, McHenry T. Tichenor, Jr., as Custodian for David T. Tichenor, Alta Subordinated Debt Partners III, L.P., a Delaware limited partnership ("Alta Partners"), Prime II Management, LP, a Delaware limited partnership ("Prime II"), PrimeComm, LP, a Delaware limited partnership (together with Prime II, "PrimeComm"), Ricardo A. del Castillo, Jeffrey T. Hinson and David D. Lykes (collectively, the "Original Holders").

                                    RECITALS

       A. Clear Channel Communications, Inc., a Texas corporation ("Clear Channel"), and Tichenor Media System, Inc., a Texas corporation ("TMS"), have entered into that certain Agreement and Plan of Merger dated July 9, 1996, as it may be amended (the "Merger Agreement"), which has been assumed by the Company and which provides for the merger of a wholly-owned subsidiary of the Company with and into TMS (the "Merger").

       B. Pursuant to the Merger, all of the shares of common stock of TMS (other than those shares held by Clear Channel and its Affiliates) will be converted into shares of Class A common stock, par value $.001 per share (the "Common Stock"), of the Company.

       C. Pursuant to the terms of the Merger Agreement, it is a condition to the obligations of TMS thereunder that the Company grant certain registration rights to the Original Holders, with respect to the shares of Common Stock to be received by such parties pursuant to the Merger in respect of each of their interests in the equity of TMS.

       NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                   AGREEMENTS

       1. Definitions. In addition to the terms defined elsewhere herein, when used herein the following terms shall have the meanings indicated:

       "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with the first Person. For purposes of this definition and this Agreement, the term "control" (and correlative terms) means the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person.

       "Blackout Period" has the meaning set forth in Section 2(a) below.

       "Clear Channel" means Clear Channel Communications, Inc., a Texas corporation, and its wholly-owned subsidiaries.
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       "Clear Channel Registration Rights Agreement" means that certain
Registration Rights Agreement, dated as of the date hereof, between the Company and Clear Channel.

       "Company Notice" has the meaning set forth in Section 2(a) below.

       "Commission" means the Securities and Exchange Commission.

       "Conversion Date" means the date on which Clear Channel and its Affiliates collectively beneficially own a greater number of shares of Common Stock than the number of shares of Common Stock collectively beneficially owned by the Holders.

       "Demand Requesting Holders" has the meaning set forth in Section 2(a) below.

       "Demand Registration" has the meaning set forth in Section 2(a) below.

       "Demand Registration Period" has the meaning set forth in Section 2(a) below.

       "Demand Request" has the meaning set forth in Section 2(a) below.

       "Exempt Registration Statement" means a registration statement on Form S-4 or S-8 or any substitute form that may be adopted by the Commission or any registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders or a demand registration by Clear Channel under the Clear Channel Registration Rights Agreement.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Fair Market Value" means the value of the Registrable Securities determined as follows: (i) if the security is listed on any established stock exchange or a national market system, including, without limitation, the National Market System of The Nasdaq Stock Market, its fair market value shall be the average of the high and low sales prices or the average of the closing bids if no sales were reported, as quoted on such system or exchange for the five business days preceding the date of the Demand Request (or if there are no sales or bids for such dates, then for the five last preceding business days for such sales or bids), as reported in The Wall Street Journal or similar publication; (ii) if the security is regularly quoted by a recognized securities dealer but high and low selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the security for the five business days preceding the Demand Request (or if there are no quoted prices for such dates, then for the five last preceding business days for which there were quoted prices); or (iii) in the absence of an established market for the security, the fair market value shall be determined in good faith by the Company's Board of Directors, with reference to the Company's net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other




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corporations in the same or similar line of business (all such factors determined as of the date of a Demand Request).

       "Holder" means the Original Holders and each transferee thereof who or which holds Registrable Securities.

       "Indemnified Party" has the meaning set forth in Section 7(c) below.

       "Indemnifying Party" has the meaning set forth in Section 7(c) below.

       "Inspectors" has the meaning set forth in Section 5(j) below.

       "Liquidity Event Demand Right" means the demand registration right that may accrue to the Holders of Registrable Securities pursuant to clause (ii)(A) of the first paragraph of Section 2(a) below.

       "Majority Requesting Holders" has the meaning set forth in Section 2(c) below.

       "Material Adverse Effect" has the meaning set forth in Section 2(d) below.

       "NASD" means the National Association of Securities Dealers, Inc.

       "Person" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

       "Piggyback Holders" has the meaning set forth in Section 3(a) below.

       "Piggyback Registration" has the meaning set forth in Section 3(a) below.

       "Piggyback Securities" has the meaning set forth in Section 3(b) below.

       "Public Stockholders" means the holders, beneficially or of record, of Common Stock of the Company, excluding (a) Clear Channel or its Affiliates, (b) Persons who or which received shares of Common Stock in the Merger or their Affiliates and (c) Persons who or which received shares of Common Stock as consideration in connection with acquisition transactions by the Company or its Affiliates (other than securities issued in a transaction registered under the Securities Act) which occurred after the date of the Merger.

       "Qualified Offering" means an underwritten public offering of any equity securities by the Company for its own account in which a registration statement under the Securities Act is filed with and declared effective by the Commission prior to the first anniversary of this Agreement and, in conjunction with such offering, the managing Underwriter or Underwriters offer (by notice delivered to the Holders no less than 30 days prior to the anticipated effective date of such registration





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statement) to the Holders the opportunity to register all or part of its or their Registrable Securities, provided, that the number of Registrable Securities available to the Holders and other holders of securities proposed to be registered pursuant to such registration statement shall be allocated first to the Holders in an amount (the "Priority Amount") equal to the lesser of (a) 800,000 shares of Common Stock (such number to be appropriately adjusted for stock dividends, stock splits, recapitalizations and other transactions that affect the capitalization of the Company) or (b) Registrable Securities having a Fair Market Value in excess of $15,000,000 and then, to the extent that any additional securities can be included in such registration as provided in
Section 3(b) below, pro rata among the holders of such other securities; provided, however, that any such offering shall not be deemed to be a Qualified Offering unless the number of Registrable Securities available to the Holders for inclusion therein shall equal or exceed the Priority Amount.

       "Qualified Offering Demand Right" means the demand registration right that may accrue to the Holders of Registrable Securities pursuant to the terms of clause (ii)(B) of the first paragraph of Section 2(a) below.

       "Records" has the meaning set forth in Section 5(j) below.

       "Registrable Securities" means the shares of Common Stock issued pursuant to the Merger Agreement and other securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, that any Registrable Security will cease to be a Registrable Security when, after the completion of the Merger,
(a) a registration statement covering such Registrable Security has been declared effective by the Commission and it has been disposed of pursuant to such effective registration statement, (b) (i) it is held by a Holder who, in the aggregate, holds less than 100,000 shares of Registrable Securities and
(ii) it is eligible to be sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (c) (i) it has been otherwise transferred and
(ii) it may be resold without subsequent registration under the Securities Act,
(d) it is held by Alta Partners, PrimeComm or any transferees of Alta Partners or PrimeComm and a period of 180 days have passed since the completion of the Merger, (e) it is transferred or disposed of pursuant to a foreclosure of a pledge to secure indebtedness or (f) it is transferred to any charitable trust, foundation or other organization or entity.

       "Registration Expenses" has the meaning set forth in Section 6 below.

       "Requesting Holders" has the meaning set forth in Section 2(a) below.

       "Required Filing Date" has the meaning set forth in Section 2(b) below.

       "Securities Act" means the Securities Act of 1933, as amended.





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       "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

       "Underwriter" means a securities dealer which purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

       2.     Demand Registration.

              (a) Request for Registration. At any time (i) during the three year period commencing on the Conversion Date or (ii) prior to the Conversion Date (A) during any period in which less than two million shares of Common Stock (such number to be appropriately adjusted for stock dividends, stock splits, recapitalizations and other transactions that affect the capitalization of the Company) are held of record or beneficially by Public Stockholders or (B) after the first anniversary of this Agreement and until the Company has affected a Qualified Offering if the Company has failed prior to the first anniversary of this Agreement to effect a Qualified Offering (individually and collectively, the "Demand Registration Period"), any Holder or Holders of not less than 25% of the then outstanding Registrable Securities (the "Demand Requesting Holder(s)") may make a written request of the Company (a "Demand Request") for registration under the Securities Act (a "Demand Registration") of all or part of its or their Registrable Securities; provided, however, that the number of Registrable Securities requested to be registered shall have a Fair Market Value in excess of $20,000,000. Any Demand Registration Period may be extended pursuant to Section 4(c).

       The Company shall be obligated to register Registrable Securities (x) during the period set forth in clause (i) of the first sentence in the first paragraph of this Section 2(a) on two occasions only, (y) during the period set forth in clause (ii)(A) of the first sentence in the first paragraph of this
Section 2(a) on one occasion only and (z) during the period from the first anniversary of this Agreement to the Conversion Date (pursuant to the terms of Section 2(a)(ii)(B)) on one occasion only; provided, however, upon the occurrence of the Conversion Date, the Liquidity Event Demand Right and the Qualified Offering Demand Right, if applicable, shall expire and upon the exercise of a Liquidity Event Demand Right by the Holders, if applicable, prior to the exercise of a Qualified Offering Demand, the Qualified Offering Demand Right shall expire.

       At any time following a Demand Registration by any Demand Requesting Holder or Holders pursuant to this Section 2, a Demand Requesting Holder or Holders may make a subsequent Demand Request only if not less than 180 days (the "Blackout Period") has elapsed from the later of (A) the date of effectiveness of the prior Demand Registration or (B) the date of effectiveness of any registration under the Securities Act with respect to an offering of any equity securities by the Company for its own account or an offering of securities of the Company initiated by any other holder of demand registration rights (other than an Exempt Registration Statement). Notwithstanding the foregoing, such Holders may make such a subsequent Demand Request during the Blackout Period in the event that the date of effectiveness of either registration referred to in the preceding sentence falls within 180 days of the end of the Demand Registration Period.





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       Each Demand Request shall specify the number of shares of Registrable
Securities proposed to be sold. Within ten days after receipt of a Demand Request, the Company shall give written notice of such registration request to all Holders of Registrable Securities and all other holders of piggyback registration rights (the "Company Notice"). Upon the written request of any such other Holder, delivered to the Company no later than 15 days after receipt of the Company Notice by such Holder, to include all or any portion of the Registrable Securities of such Holder in the Demand Registration (such Holders, together with the Demand Requesting Holders, being referred to herein as the "Requesting Holders"), the Company shall use all commercially reasonable efforts (subject to Section 2(d)) to cause the managing Underwriter or Underwriters of a Demand Registration to permit the Registrable Securities proposed to be sold by the Requesting Holders to be included in such Demand Registration. Notwithstanding the foregoing, the Company shall not be required to include any Registrable Securities of any Requesting Holder in such registration unless such Requesting Holder accepts the terms of the underwriting agreement between the Company and the managing Underwriter or Underwriters and otherwise complies with the provisions of Section 8 below.

              (b) Effective Registration and Expenses. Subject to Section 4(c), the Company shall file the Demand Registration within 90 days after receiving a Demand Request (the "Required Filing Date") and shall use all commercially reasonable efforts to cause the same to be declared effective by the Commission as promptly as practicable after such filing. A registration will not count as a Demand Registration until it has become effective (unless the Requesting Holders withdraw all their Registrable Securities, in which case such demand will count as a Demand Registration unless the Requesting Holders pay all Registration Expenses in connection with such withdrawn registration); provided, that if, after it has become effective, an offering of Registrable Securities pursuant to a registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not to have been effected.

              (c) Selection of Underwriters. The offering of Registrable Securities pursuant to a Demand Registration shall be in the form of a "firm commitment" underwritten offering. The Requesting Holders of a majority of the shares of Registrable Securities to be registered in a Demand Registration (the "Majority Requesting Holders") shall select the book-running managing Underwriter and such additional Underwriters to be used in connection with the offering; provided, that such selections shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

              (d) Priority on Demand Registrations. In the event that the managing Underwriter or Underwriters of a Demand Registration advise the Requesting Holders in writing that in their opinion the total number of Registrable Securities proposed to be sold by the Requesting Holders and other securities proposed to be registered pursuant to the piggyback registration rights of other holders in such offering is sufficiently large to materially and adversely affect the price or success of the offering (a "Material Adverse Effect"), then in such event the securities to be included in such





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offering shall be allocated, first to the Requesting Holders pro rata on the basis of the number of shares of fully-diluted Common Stock requested to be included in such registration by each such Requesting Holder, and second, to the extent that any additional securities can, in the opinion of the managing Underwriter or Underwriters, be sold without any such Material Adverse Effect, pro rata (based on the number of other securities requested to be included in such registration by such other holders) among the other holders registering securities of the Company. No securities to be sold for the account of the Company shall be included in a Demand Registration. The Company agrees that in the event the Company grants any piggyback registration rights to other holders in accordance with the terms of this Agreement, the agreements granting such other piggyback rights must provide that upon receipt of the Company Notice such other holders must deliver a request for registration of their securities no later than 10 days from the date of receipt of the Company Notice.

       3.     Piggy-Back Registration.

              (a) Subject to the provisions of this Agreement, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of any equity securities by the Company for its own account or for the account of any of its equity holders (other than an Exempt Registration Statement), then the Company shall give written notice of such proposed filing to the Holders of the Registrable Securities as soon as practicable (but in no event less than 30 days before the anticipated effective date of such registration statement), and such notice shall offer the Piggyback Holders (hereinafter defined) the opportunity to register such number of Registrable Securities as each Piggyback Holder may request (a "Piggyback Registration"). Subject to Section 3(b), the Company shall include in each such Piggyback Registration all Registrable Securities requested to be included in the registration for such offering by the Holders receiving notice of the Piggyback Registration (the "Piggyback Holders"). Each Piggyback Holder shall be permitted to withdraw all or part of such Piggyback Holder's Piggyback Securities from a Piggyback Registration at any time prior to the effective date thereof.

              (b) The Company shall use all commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering under Section 3(a) (the "Piggyback Securities") to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include any Piggyback Holder's Piggyback Securities in such offering unless such Piggyback Holder accepts the terms of the underwriting agreement between the Company and the managing Underwriter or Underwriters and otherwise complies with the provisions of Section 8 below. Furthermore, if,
(i) prior to the Conversion Date or (ii) subsequent to the Conversion Date and subsequent to the exercise or termination of all demand registration rights granted to the Holders of Registrable Securities pursuant to Section 2, the managing Underwriter or Underwriters of a proposed underwritten offering advise the Company in writing that in their opinion the total amount of securities, including Piggyback Securities and other securities proposed to be registered pursuant to similar piggyback registration rights, to be included in such offering is sufficiently large to cause a Material Adverse Effect, then in such event the securities to be included in such offering shall be





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allocated, first to the party initiating the proposed underwritten offering;
second, to the extent that any additional securities can, in the opinion of such managing Underwriter or Underwriters, be sold without any such Material Adverse Effect, pro rata (based on the number of Registrable Securities and other securities requested to be included in such registration by each Piggyback Holder or other holder) among the Piggyback Holders and other holders registering securities of the Company pursuant to similar piggyback registration rights; and third, to the extent the Company is not the party initiating such proposed underwritten offering and that any additional securities can, in the opinion of such managing Underwriter or Underwriters, be sold without any Material Adverse Effect, to the Company. If, subsequent to the Conversion Date, but prior to the exercise or termination of all demand registration rights granted to Holders of Registrable Securities pursuant to
Section 2, the managing Underwriter or Underwriters of a proposed underwritten offering advise the Company in writing that in their opinion the total amount of securities, including Piggyback Securities and other securities proposed to be registered pursuant to similar piggyback registration rights, to be included in such offering is sufficiently large to cause a Material Adverse Effect, then in such event the securities to be included in such offering shall be allocated, first to the party initiating the proposed underwriter offering; second, to the extent that any additional securities can, in the opinion of such managing Underwriter or Underwriters, be sold without any such Material Adverse Effect, (x) 50% of the total amount of additional securities shall be allocated to any requesting Piggyback Holders (which allocation shall be allocated pro rata among the requesting Piggyback Holders based on the number of Registrable Securities requested to be included in such registration) and
(y) the remaining 50% of the additional securities to be included shall be allocated pro rata among the requesting Piggyback Holders (excluding the shares included pursuant to clause (x)) and all other holders of securities proposed to be registered pursuant to similar piggyback registration rights (based upon the number of Registrable Securities and other securities requested to be included in such registration); and third, to the extent the Company is not the party initiating such proposed underwritten offering and that any additional securities can, in the opinion of such managing Underwriter or Underwriters, be sold without any Material Adverse Effect, to the Company.

       4.     Holdback Agreements.

              (a) Restrictions on Public Sale by Holder of Registrable Securities. Each Holder of Registrable Securities (whether or not such Registrable Securities are included in a registration statement pursuant hereto) agrees not to effect any public sale or distribution of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 180-day period beginning on, the effective date of a registration statement relating to a firm commitment underwritten public offering of Common Stock or securities convertible into, or exchangeable or exercisable for Common Stock, except as part of such registration, if and to the extent requested by the Company in the case of a nonunderwritten public offering or if and to the extent requested by the managing Underwriter or Underwriters in the case of an underwritten public offering.





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              (b)    Restrictions on Public Sale by the Company and Others.
The Company agrees (i) other than pursuant to an Exempt Registration Statement, not to effect any public sale or distribution of any securities similar to those being registered or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 180-day period beginning on, the effective date of any registration statement which includes Registrable Securities (unless such sale or distribution is pursuant to such registration statement pursuant to Section 3(b) or the Holders are participating in such registration statement pursuant to Section 3, and such offering was initiated by the Company with respect to the sale of securities by the Company) and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period described in (i) above, including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

              (c) Deferral of Filing. The Company may defer the filing (but not the preparation) of a registration statement required by Section 2 until a date not later than 90 days after the Required Filing Date if, at the time the Company receives the Demand Request, the Company or its subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders. A deferral of the filing of a registration statement pursuant to this Section 4(c) shall be lifted, and the requested registration statement shall be filed forthwith, if the negotiations or other activities are disclosed or terminated. In order to defer the filing of a registration statement pursuant to this Section 4(c), the Company shall promptly, upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by the President of the Company stating that the Company is deferring such filing pursuant to this Section 4(c).
Within 20 days after receiving such certificate, the Holders of a majority of the Registrable Securities held by the Requesting Holders and for which registration was previously requested may withdraw such request by giving notice to the Company. If withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Company may defer the filing of a particular registration statement pursuant to this Section 4(c) only once. In the event the Company shall defer the filing of a registration statement pursuant to this Section 4(c), the applicable Demand Registration Period shall automatically be extended by the number of days in the period between the Required Filing Date and the date on which such registration statement is filed with the Commission.

       5. Registration Procedures. The Company will, at its expense, use all commercially reasonable efforts to effect the registration and the sale of any Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request, the Company will as expeditiously as practicable:





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              (a)    prepare and file with the Commission a registration
statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use all commercially reasonable efforts and proceed diligently and in good faith to cause such filed registration statement to become effective under the Securities Act; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to all Selling Holders and to one counsel reasonably acceptable to the Company selected by the Selling Holders, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel; provided, further, that in connection with a Demand Registration, the Company shall not file any registration statement or prospectus, or any amendments or supplements thereto, if the Requesting Holders who hold a majority of the Registrable Securities covered by such registration statement, their counsel, or the managing Underwriters shall reasonably object, in writing, on a timely basis;

              (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective pursuant to Section 2 for a period (except as provided in the last paragraph of this Section 5) of not less than 180 consecutive days or, if shorter, the period terminating when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement;

              (c) furnish to each such Selling Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

              (d) notify the Selling Holders promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective under the Securities Act and each applicable state law, (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose,
(iv) if at any time the representations or warranties of the Company or any subsidiary contained in any agreement (including any underwriting agreement) contemplated by Section 5(i) below cease to be true and correct in any material respect, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable





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Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event which makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading and (vii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

              (e) use every commercially reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in the United States, at the earliest practicable moment;

              (f) cooperate with the Selling Holders and the managing Underwriter or Underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depositary Trust Company; and enable such Registrable Securities to be registered in such names as the managing Underwriter or Underwriters may request at least two business days prior to any sale of Registrable Securities;

              (g) use all commercially reasonable efforts to register or qualify such Registrable Securities as promptly as practicable under such other securities or blue sky laws of such jurisdictions as any Selling Holder or managing Underwriter reasonably (in light of the intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder or managing Underwriter to consummate the disposition in such jurisdictions in the United States of the Registrable Securities owned by such Selling Holder; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (g), (ii) subject itself to taxation in any such jurisdiction or
(iii) consent to general service of process in any such jurisdiction;

              (h) use all commercially reasonable efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holder or Selling Holders thereof to consummate the disposition of such Registrable Securities;

              (i) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

              (j) make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its affiliates unless and until such is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, as soon as practicable upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

              (k) use all commercially reasonable efforts to obtain a comfort letter or comfort letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Selling Holders of a majority of the shares of Registrable Securities being sold or the managing underwriter or Underwriters reasonably requests;

              (l) otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

              (m) use all commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or quoted on any inter-dealer quotation system on which similar securities issued by the Company are then quoted;

              (n) if any event contemplated by Section 5(d)(vi) above shall occur, as promptly as practicable prepare a supplement or amendment or post-effective amendment to such registration statement or the related prospectus or any document incorporated therein by reference or promptly file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

              (o) cooperate and assist in any filing required to be made with the NASD and in the performance of any due diligence investigation by any underwriter, including any "qualified independent underwriter," or any Selling Holder.

              The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration. Notwithstanding anything herein to the contrary, the Company shall have the right to exclude from any offering the Registrable Securities of any Selling Holder who does not comply with the provisions of the immediately preceding sentence.

              Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(d)(vi), such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(d)(vi), and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies, then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5(b)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5(d)(vi) to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 5(d)(vi).

       6. Registration Expenses. Subject to the provisions in Section 2(b) above with respect to a Demand Registration, in connection with any Demand Registration or Piggyback Registration, the Company shall pay the following registration expenses (the "Registration Expenses"): (a) all registration and filing fees (including, without limitation, with respect to filings to be made with the NASD), (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses,
(d) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing on an exchange of the Registrable Securities if the Company shall choose, or be required pursuant to Section 5(m) to list such Registrable Securities, (f) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters requested pursuant to Section 5(k)), (g) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (h) reasonable fees and expenses of one counsel reasonably acceptable to the Company selected by the Selling Holders incurred in connection with the registration of such Registrable Securities hereunder and
(i) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the Bylaws of the NASD. The Company shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities or the fees and disbursements of counsel for any Underwriter.

       7.     Indemnification; Contribution.

              (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the officers, directors, agents, general and limited partners, and employees of each Selling Holder and each such controlling person from and against any and all losses, claims, damages, liabilities, and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the Persons asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that (i) it was the responsibility of such Selling Holder or any Underwriter or dealer for Selling Holder to provide such person with a current copy of the prospectus, (ii) such Selling Holder was provided with a current copy of the prospectus prior to the written confirmation of sale and (iii) such current copy of the prospectus would have cured the defect giving rise to such lose, claim, damage, liability or expense. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 7(a).

              (b) Indemnification by Holder of Registrable Securities. Each Selling Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, agents and employees of the Company and each such controlling Person to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities. The liability of any Selling Holder under this Section 7(b) shall be limited to the aggregate cash and property received by such Selling Holder pursuant to the sale of Registrable Securities covered by such registration statement or prospectus.

              (c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person entitled to indemnification under Section 7(a) or 7(b) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification under Section 7(a) or 7(b) above (an "Indemnifying Party"), the Indemnified Party shall give prompt notice to the Indemnifying Party and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all reasonable expenses of such defense. Such Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, or (ii) the Indemnifying Party fails promptly to assume the defense of such action or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and Indemnifying Party (or an Affiliate of the Indemnifying Party), and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party). Notwithstanding the foregoing, the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable at any time for the fees and expenses of more than one separate firm of attorneys (together in each case with appropriate local counsel for the Indemnified Party). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent (which consent will not be reasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action of proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such action or proceeding for which such Indemnified Party would be entitled to indemnification hereunder.

              (d)    Contribution. If the indemnification provided for in this
Section 7 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments as between the Company on the one band and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

       8. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement, and (c) if requested by another Person participating in such underwritten registration, provides that all securities convertible or exchangeable into Common Stock that are included in such underwritten registration shall be so converted or exchanged on or prior to the consummation thereof.

       9. Marketing of Securities. Upon the registration of any Registrable Securities of any Holders pursuant to the terms of this Agreement, the Company shall use all commercially reasonable efforts to participate in and cooperate with the managing Underwriter or Underwriters in the marketing of such Registrable Securities, including, but not limited to, participating in any sales force presentations and any "road show" or other marketing presentations deemed necessary by the managing Underwriter or Underwriters to market such securities.

       10. Additional Registration Rights. The Company shall not on or after the date of this Agreement enter into any agreement granting registration rights to any other Person with respect to the securities of the Company, that are demand registration rights of the type described in Section 2 and do not rank pari passu or subordinate to the rights granted under Section 2, or with respect to any piggyback registration rights of the type described in Section 3, that are not pari passu or subordinate to the rights granted to the Holders of Registrable Securities hereunder (provided, that the recipients of any such piggyback registration rights shall acknowledge in writing the priority of the piggyback registration rights granted pursuant to Section 3 during the period after the Conversion Date, but prior to the exercise or termination of all demand registration rights granted to the Holders of Registrable Securities pursuant to Section 2) without the prior written consent of Holders of a majority of the then outstanding Registrable Securities. Any agreement entered into pursuant to such consent shall not be amended without a further written consent of the Holders of a majority of the then outstanding Registrable Securities. The Company represents and warrants to the Holders that the Company has not granted registration rights to any other Person with respect to the securities of the Company other than pursuant to the Clear Channel Registration Rights Agreement.

       11. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company, Clear Channel (so long as it and its Affiliates own at least 20% of the Common Stock (calculated assuming all securities held by Clear Channel and its Affiliates exercisable or exchangeable for or convertible into Class B Common Stock have been so exercised, exchanged or converted and the Class B Common Stock subject thereto is outstanding and by treating the Class B Common Stock of the Company as converted into Common Stock)) and holders of at least a majority of the then outstanding Registrable Securities.

       12. Notices. Any notices required or permitted to be given under this Agreement shall be given in writing and shall be deemed received when received by the relevant party at such party's address as set forth opposite such party's signature to this Agreement whether personally delivered or sent by mail or delivered by telefacsimile or similar device.

       13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

       14. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized representatives, effective as of the date first written above.



                                          HEFTEL BROADCASTING CORPORATION
Address:
                                          /s/ L. LOWRY MAYS
---------------------------------         -----------------------------------
                                          Name:  L. Lowry Mays
---------------------------------         Title: President and Chief Executive
                                                 Officer

Address:
                                          /s/ MCHENRY T. TICHENOR, SR.
---------------------------------         -----------------------------------
                                          McHenry T. Tichenor, Sr.
---------------------------------

                                          /s/ MCHENRY T. TICHENOR, JR.
---------------------------------         -----------------------------------
                                          McHenry T. Tichenor, Jr.
---------------------------------

Address:
                                          /s/ WARREN W. TICHENOR
---------------------------------         -----------------------------------
                                          Warren W. Tichenor
---------------------------------

Address:
                                          /s/ WILLIAM E. TICHENOR
---------------------------------         -----------------------------------
                                          William E. Tichenor
---------------------------------

Address:                                  /s/ MCHENRY T. TICHENOR, JR.
---------------------------------         -----------------------------------
                                          McHenry T. Tichenor, Jr., as
---------------------------------         Custodian for
                                          David T. Tichenor

Address:
                                          /s/ JEAN T. RUSSELL
---------------------------------         -----------------------------------
                                          Jean T. Russell
---------------------------------

Address:
                                          /s/ RICARDO A. DEL CASTILLO
---------------------------------         -----------------------------------
                                          Ricardo A. del Castillo
---------------------------------

Address:
                                          /s/ JEFFREY T. HINSON
---------------------------------         -----------------------------------
                                          Jeffrey T. Hinson
---------------------------------

Address:

                                           /s/ DAVID L. LYKES
---------------------------------          -----------------------------------
                                           David L. Lykes
---------------------------------

Address:                                  PRIME II MANAGEMENT, L.P.

                                           By: Prime II Management, Inc.   , its
---------------------------------             -----------------------------
                                               general partner
                                              -----------------------------
---------------------------------               By: /s/ SIGNATURE ILLEGIBLE
                                                   -----------------------------
                                                Its: President
                                                    ----------------------------

 Address:                                  PRIMECOMM, L.P

                                           By: PrimeComm, Inc.             , its
---------------------------------             -----------------------------
                                               general partner
                                              -----------------------------
---------------------------------               By: /s/ DEAN M. GREENWOOD
                                                   -----------------------------
                                                Its: Vice President
                                                    ----------------------------

                                           ALTA SUBORDINATED DEBT
 Address:                                  PARTNERS III, L.P.

                                           By: Alta Subordinated Debt      ,
---------------------------------             -----------------------------
                                               Management III, L.P.
                                              -----------------------------
---------------------------------               By: /s/ BRIAN M. MCNEILL
                                                   -----------------------------
                                                       General Partner
                                                    ----------------------------